EXHIBIT 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Vu1 Corporation (the "Company") on Form 10-Q for the quarter ended March 31, 2012 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, Scott C. Blackstone, Ph.D. Chief Executive Officer and Principal Executive Officer, and Matthew DeVries, Chief Financial Officer and Principal Accounting Officer, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 21, 2012	/s/ Scott C. Blackstone
Scott C. Blackstone, Ph.D.
Chief Executive Officer
(Principal Executive Officer)

Date: May 21, 2012	/s/ Matthew DeVries
Matthew DeVries
Chief Financial Officer
(Principal Financial and Accounting Officer)